UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JUNE 23, 2003



                                 INTERACTIVECORP
               (Exact name of Registrant as specified in charter)



      DELAWARE                          0-20570                59-2712887
(State or other jurisdiction         (Commission File        (IRS Employer
of incorporation)                         Number)            Identification No.)



          152 WEST 57TH STREET, NEW YORK, NY             10019
         (Address of principal executive offices)     (Zip Code)



               Registrant's telephone number,including area code:
                                 (212) 314-7300


                                 USA INTERACTIVE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On June 23, 2003, InterActiveCorp ("IAC"), formerly USA Interactive, completed its acquisition of the outstanding shares of Hotels.com that it did not already own through the merger of a wholly owned subsidiary of IAC with Hotels.com, with Hotels.com surviving as a wholly owned subsidiary of IAC. In the merger, each outstanding share of Hotels.com Class A common stock was converted into the right to receive 2.4 shares of IAC common stock and each outstanding share of Hotels.com Class B common stock was cancelled. Please see the full text of the IAC's press release, filed as exhibit 99.1 hereto, which is incorporated herein by reference.

          IAC filed a registration statement on Form S-4 (file no. 333-105014), as amended, registering under the Securities Act of 1933, as amended, the shares of IAC common stock issued in the Hotels.com transaction. The registration statement contains additional information about the transaction.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)   Exhibits.

    99.1  Press Release dated June 23, 2003.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  INTERACTIVECORP


                                  By:      /s/    Dara Khosrowshahi
                                     -------------------------------------------
                                  Name:           Dara Khosrowshahi
                                  Title:          Executive Vice President and
                                                  Chief Financial Officer

  Date:  June 23, 2003



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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       Press Release dated June 23, 2003.